UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 28, 2005

---------------------------------

(Date of earliest event reported)

SMART-TEK SOLUTIONS INC.

------------------------------------------------------

(Exact name of registrant as specified in its charter)

            Nevada                   000-29895                98-0206542

------------------------------         -------------              -------------------

(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

433 Town Center Suite 316

Corte Madera, CA 94925

-----------------------------------------------------------

(Address of principal offices, including Zip Code)

(415) 738-8887

---------------------------------------------------------------

(Registrant's telephone number, including area code)

------------------------------------------------------------------------------

(Former name or Former Address, if Changed Since Last Report)

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On October 28, 2005, the Registrant issued a press release announcing that its trading symbol has changed from STTKE to STTK.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated October 28, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1     Press Release of Registrant dated October 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Royce Biomedical, Inc.

By: /s/ Donald Gee

       ------------------------------

  Donald Gee, President and CEO

Date:  October 28, 2005